Exhibit 10.20

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

THIS AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (the “Agreement”), dated as of June 27, 2007, is entered into by and among each of the undersigned parties listed on the signature pages hereto as Pledgors and each of the other persons and entities that become bound hereby from time to time by joinder, assumption, or otherwise (each a “Pledgor” and collectively, the “Pledgors”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as collateral trustee (the “Collateral Trustee”) for the equal and ratable benefit of the Secured Parties (as defined below) pursuant to the Collateral Trust Agreement (as defined below).

WHEREAS, reference is made to that certain Credit Agreement, dated as of June 30, 2004, by and among CONSOL Energy Inc. (the “Borrower”), each of the Guarantors party thereto, the lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association, as co-administrative agents, pursuant to which the co-administrative agents and the lenders provided certain loans and other financial accommodations to the Borrower and its Subsidiaries (the “Original Credit Agreement”);

WHEREAS, pursuant to the Original Credit Agreement and that certain Indenture, dated March 7, 2002, among the Borrower, certain of its Subsidiaries and The Bank of Nova Scotia Trust Company of New York, as trustee (as supplemented, modified, amended or restated from time to time, the “Indenture”), the Collateral Trustee has entered into that certain Collateral Trust Agreement, dated as of June 30, 2004 (as supplemented, modified, amended or restated from time to time, the “Original Collateral Trust Agreement”) with the Borrower, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) to accept the grant of a security interest under this Agreement as security for the Secured Obligations (as defined below) for the equal and ratable benefit of the Secured Parties;

WHEREAS, the obligations, liabilities and indebtedness of the Borrower and the other loan parties thereunder under the Original Credit Agreement, the Original Collateral Trust Agreement and under the other loan documents executed and delivered in connection therewith are secured pursuant to a patent, trademark and copyright security agreement given in connection with the Original Credit Agreement (the “Original Patent, Trademark and Copyright Security Agreement”);

WHEREAS, the Original Credit Agreement was amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of April 1, 2005, by and among the Borrower, each of the Guarantors party thereto, the lenders party thereto, The Bank of Nova Scotia—New York Agency, Fleet National Bank and Union Bank of California, N.A., each in its capacity as a co-syndication agent, and PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents (the “Original Amended and Restated Credit Agreement”);

WHEREAS, the Original Amended and Restated Credit Agreement has been amended and restated in its entirety by that certain Amended and Restated Credit Agreement of even date herewith, by and among the Borrower, each of the Guarantors party thereto, the lenders party thereto (the “Lenders”), The Bank of Nova Scotia, Bank of America, N.A. and Union Bank of California, N.A., each in its capacity as a co-syndication agent, and PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents, as Co-Administrative Agents (the “Co-Administrative Agents”) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Original Collateral Trust Agreement has been amended and restated in its entirety by that certain Amended and Restated Collateral Trust Agreement of even date herewith, by and among the Borrower, the Collateral Trustee, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”);

WHEREAS, pursuant to the Credit Agreement , the Lenders have agreed to continue to provide certain loans and other financial accommodations to the Borrower; and

WHEREAS, the obligation of the Lenders to make Loans and extend credit under the Credit Agreement is subject to the condition, among others, that the Pledgors continue to grant a security interest to the Collateral Trustee in certain patents, trademarks, copyrights and other property as security for Secured Obligations.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.    Defined Terms.

(a)    Except as otherwise expressly provided herein, (i) capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement and (ii) the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in Pennsylvania as amended from time to time (the “Code”).

(b)    “Debt Instruments” shall have the meaning set forth in the Collateral Trust Agreement.

(c)    “Event of Default” shall mean an Actionable Default (as defined in the Collateral Trust Agreement).

(d)    “Patents, Trademarks and Copyrights” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: all trade names, patent applications, patents, trademark applications, trademarks and copyrights, now owned by each Pledgor, including, without limitation, those listed on Schedule A hereto (as such Schedule A may be supplemented from time to time by notice to the Collateral Trustee from any Pledgor),

2

including all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the goodwill of the business to which any of the patents, trademarks and copyrights relate, except for the assets described on Schedule 8.1.14 of the Credit Agreement and pursuant to Section 8.1.14 of the Credit Agreement, assets acquired in a Permitted Acquisition, and except intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law.

(e)    “Secured Obligations” shall mean the Secured Debt (as defined in the Collateral Trust Agreement).

(f)    “Secured Parties” shall mean, collectively, the Collateral Trustees (as defined in the Collateral Trust Agreement), the Co-Administrative Agents, the Paying Agent, the Lenders, The Bank of Nova Scotia Trust Company of New York or any successor thereto, as trustee under the Indenture, and any holders from time to time of the Secured Obligations, and “Secured Party” shall mean each of them individually.

2.    To secure the full payment and performance of all Secured Obligations, each Pledgor hereby grants, and conveys a security interest to the Collateral Trustee for the equal and ratable benefit of the Secured Parties in the entire right, title and interest of such Pledgor in and to all of its Patents, Trademarks and Copyrights.

3.    Each Pledgor jointly and severally represents and warrants that:

(a)    the material Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, except to the extent that the failure to be subsisting or the invalidity or unenforceability of such Patents, Trademarks and Copyrights would not reasonably be expected to result in a Material Adverse Change;

(b)    to the best of such Pledgor’s knowledge, each of the material Patents, Trademarks and Copyrights is valid and enforceable, except to the extent that the failure to be valid and enforceable would not reasonably be expected to result in a Material Adverse Change;

(c)    such Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the material Patents, Trademarks and Copyrights, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by such Pledgor not to sue third persons, other than Permitted Liens and other than license agreements entered into in good faith in an arm’s length transaction;

(d)    such Pledgor has the corporate power and authority to enter into this Agreement and perform its terms;

(e)    no claim has been made to such Pledgor or, to the knowledge of such Pledgor, any other person that the use of any of the material Patents, Trademarks and Copyrights does or may

3

violate the rights of any third party where such claim would reasonably be expected to result in a Material Adverse Change; and

(f)    such Pledgor has used proper statutory notice in connection with its use of the material Patents, Trademarks and Copyrights, except for those Patents, Trademarks and Copyrights that are hereafter allowed to lapse in accordance with Paragraph 11 hereof and except where the failure to use such notice would not reasonably be expected to result in a Material Adverse Change.

4.    Each of the obligations of each Pledgor under this Agreement is joint and several. The Collateral Trustee may, in its sole discretion, elect to enforce this Agreement against any Pledgor without any duty or responsibility to pursue any other Pledgor and such an election by the Collateral Trustee, shall not be a defense to any action the Collateral Trustee and the Secured Parties, or any of them, may elect to take against any Pledgor. Each of the Secured Parties and the Collateral Trustee hereby reserve all rights against each Pledgor.

5.    (a) Each Pledgor agrees that, for the duration of the Agreement, it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Pledgor’s obligations under this Agreement, without the Collateral Trustee’s prior written consent which shall not be unreasonably withheld except such Pledgor may license technology in the ordinary course of business without the Collateral Trustee’s consent to suppliers and customers to facilitate the manufacture and use of such Pledgor’s products and may otherwise assign or license the Patents, Trademarks and Copyrights in an arm’s length transaction entered into in good faith.

(a)    Each Pledgor agrees that it will, for the duration of this Agreement, use proper statutory notice in connection with its use of the material Patents, Trademarks and Copyrights, except for those Patents, Trademarks and Copyrights that are hereafter allowed to lapse in accordance with Paragraph 11 hereof and except where the failure to use such notice would not reasonably be expected to result in a Material Adverse Change.

(b)    No Pledgor will change its state of incorporation, formation or organization, as applicable without providing fifteen (15) days prior written notice the Collateral Trustee.

(c)    No Pledgor will change its name without providing fifteen (15) days prior written notice the Collateral Trustee.

(d)    Except as permitted by the Credit Agreement, each Pledgor (i) shall preserve its corporate existence (ii) shall not in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (iii) shall not in one, or a series of related transactions, sell all or substantially all of its assets.

6.    Each Pledgor and the Collateral Trustee agree that no Pledgor shall be required to modify or amend Schedule A to include any future Patents, Trademarks and Copyrights.

7.    The Collateral Trustee shall have, in addition to all other rights and remedies given it by this Agreement and those rights and remedies set forth in the Collateral Trust

4

Agreement, those allowed by applicable Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks and Copyrights may be located and, without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, the Collateral Trustee may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to any Pledgor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in a city that the Collateral Trustee shall designate by notice to the Pledgors, in Pittsburgh, Pennsylvania, or elsewhere, the whole or from time to time any part of the Patents, Trademarks and Copyrights, or any interest which any Pledgor may have therein and the proceeds of sale or other disposition of the Patents, Trademarks and Copyrights shall be applied as provided in the Collateral Trust Agreement. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to such Pledgor. Notice of any sale or other disposition of the Patents, Trademarks and Copyrights shall be given to Pledgors at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents, Trademarks and Copyrights is to be made, which each Pledgor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Collateral Trustee and any Secured Party may, to the extent permissible under applicable Law, purchase the whole or any part of the Patents, Trademarks and Copyrights sold, free from any right of redemption on the part of any Pledgor, which right is hereby waived and released.

8.    If any Event of Default shall have occurred and be continuing, each Pledgor hereby authorizes and empowers the Collateral Trustee to make, constitute and appoint any officer or agent of the Collateral Trustee, as the Collateral Trustee may select in its exclusive discretion, as such Pledgor’s true and lawful attorney-in-fact, with the power to endorse such Pledgor’s name on all applications, documents, papers and instruments necessary for Collateral Trustee to use the Patents, Trademarks and Copyrights, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Patents, Trademarks and Copyrights to any third person, or necessary for the Collateral Trustee to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Patents, Trademarks and Copyrights to any third Person. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

9.    This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. All or any portion of the Patents, Trademarks and Copyrights shall be released upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

10.    [Intentionally Deleted]

11.    Each Pledgor shall have the duty to prosecute diligently any patent applications of the material Patents, Trademarks and Copyrights pending as of the date of this Agreement if commercially reasonable, except where the failure to so prosecute would not reasonably be expected to result in a Material Adverse Change. Thereafter, until the Secured Obligations shall

5

have been paid in full and the Commitments shall have terminated and all of the Letters of Credit and Specified Swap Agreements have expired, each Pledgor shall make application on unpatented but patentable inventions (whenever it is commercially reasonable in the reasonable judgment of such Pledgor to do so) and to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees, except where the failure to make such applications to preserve or maintain such rights would not reasonably be expected to result in a Material Adverse Change. Any expenses incurred in connection with such an application shall be borne by the Pledgors. No Pledgor shall abandon any material Patent, Trademark or Copyright without the consent of the Collateral Trustee, which shall not be unreasonably withheld, unless such abandonment would not reasonably be expected to result in a Material Adverse Change.

12.    Each Pledgor shall have the right to bring suit, action or other proceeding in its own name and, with the consent of the Collateral Trustee, which shall not be unreasonably withheld, to join the Collateral Trustee, if necessary, as a party to such suit so long as the Collateral Trustee is satisfied that such joinder will not subject it to any material risk of liability, to enforce the Patents, Trademarks and Copyrights and any licenses thereunder. Each Pledgor shall promptly, upon demand, reimburse and indemnify the Collateral Trustee for all damages, costs and expenses, including reasonable legal fees, incurred by the Collateral Trustee as a result of such suit or joinder by such Pledgor pursuant to the Collateral Trust Agreement.

13.    (a) No course of dealing between any Pledgor and the Collateral Trustee, nor any failure to exercise nor any delay in exercising, on the part of the Collateral Trustee, any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Collateral Trustee under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Collateral Trustee may enforce any one or more remedies hereunder successively or concurrently at its option.

(a)    The Secured Parties may, at any time and from time to time, without notice to or the consent of the Pledgors unless otherwise required pursuant to the terms of any of the Secured Obligations, the Debt Instruments or the Collateral Trust Agreement, and without impairing or releasing, discharging or modifying any Pledgor’s liabilities hereunder, (i) change the manner, place, time or terms of payment or performance of or interest rates on, or any other terms relating to, any of the Secured Obligations; (ii) take such actions to or cause the Collateral Trustee to renew, substitute, modify, impair, amend or alter, or grant consents or waivers relating to any Debt Instrument or any of the Secured Obligations, any other pledge or security agreements, or any security for any of the Secured Obligations; (iii) take such actions to or cause the Collateral Trustee to apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any of the Secured Obligations of the Pledgors in such order, manner and amount as provided in the Collateral Trust Agreement; (iv) take such actions to or cause the Collateral Trustee to deal with any other person with respect to any of the Secured Obligations in such manner as the Secured Parties deem appropriate in their respective sole

6

discretion; (v) take such actions to or cause the Collateral Trustee to substitute, exchange, impair or release any security or guaranty; or (vi) take or cause the Collateral Trustee to take such actions and exercise such remedies hereunder as provided herein. Each Pledgor hereby waives (a) presentment, protest, notice of dishonor and notice of non-payment, and (b) all defenses based on suretyship, impairment of collateral, or the like, other than, and to the extent of, the defense of prior payment of the Secured Obligations.

14.    [Intentionally Deleted]

15.    The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

16.    This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 6.

17.    (a) The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, provided, however, that no Pledgor may assign or transfer any of its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement.

(a)    The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral trustee by a successor collateral trustee, that successor collateral trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral trustee, as secured party under this Agreement and the retiring collateral trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral trustee’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Trustee.

18.    This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles, except to the extent that the validity or perfection of the Lien and the security interest hereunder, or remedies hereunder, in respect of any particular Patents, Trademarks and Copyrights are governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania.

19.    EACH PLEDGOR AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE DELAWARE STATE AND UNITED STATES DISTRICT COURTS LOCATED IN WILMINGTON, DELAWARE, AND WAIVES PERSONAL SERVICE OF

7

ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH PLEDGOR OR THE COLLATERAL TRUSTEE AT THE ADDRESSES PROVIDED FOR IN SECTION 21 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH PLEDGOR AND THE COLLATERAL TRUSTEE WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

EACH PLEDGOR AND THE COLLATERAL TRUSTEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

20.    This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

21.    All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 11.6 [Notices] of the Credit Agreement in the case of the Pledgors and as set forth in Section 7.2 of the Collateral Trust Agreement in the case of the Collateral Trustee.

22.    Each Pledgor acknowledges and agrees that, in addition to the other rights of the Collateral Trustee hereunder and under the other Loan Documents to which it is a party, because the Collateral Trustee’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Collateral Trustee’s rights (i) to inspect the books and records related to the Patents, Trademarks and Copyrights, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Patents, Trademarks and Copyrights, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Collateral Trustee its attorney-in-fact, and (v) to enforce the Collateral Trustee’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

23.    The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control. Notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including but not limited to the right to grant or withhold consent and the right to act or refrain from acting), whether

8

discretionary or mandatory, are and shall be exercised by the Collateral Trustee solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Credit Facility Agent (as defined in the Collateral Trust Agreement) or other entity specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Trustee, and subject further to the rights of the Collateral Trustee to require officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, advancement of expenses and/or assurances of indemnity satisfactory to the Collateral Trustee.

24.    The Original Patent, Trademark and Copyright Security Agreement is hereby amended and restated in its entirety, and this Agreement is not intended to constitute and does not constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations under the Original Credit Agreement, the Original Collateral Trust Agreement or the Original Patent, Trademark and Copyright Security Agreement. Each Pledgor acknowledges and agrees that the Original Patent, Trademark and Copyright Security Agreement has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Original Credit Agreement, as amended and restated by the Original Amended and Restated Credit Agreement, as amended and restated by the Credit Agreement, and the Original Collateral Trust Agreement, as amended and restated by the Collateral Trust Agreement, since the date of execution of the Original Patent, Trademark and Copyright Security Agreement, and that this Agreement is entitled to all rights and benefits originally pertaining to the Original Patent, Trademark and Copyright Security Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

9

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

PLEDGORS: CONSOL ENERGY INC.

By:	/s/ John M. Reilly	(Seal)
Name: John M. Reilly
Title: Vice President and Treasurer

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT]

PLEDGORS:

CNX MARINE TERMINALS INC.

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

J.A.R. BARGE LINES, LLC

LEATHERWOOD, INC.

MON RIVER TOWING, INC.

ROCHESTER & PITTSBURGH COAL COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly	(Seal)
John M. Reilly, Treasurer of each Pledgor listed above on behalf of each such Pledgors

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT]

PLEDGORS:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:	/s/ Daniel S. Cangilla	(Seal)
Daniel S. Cangilla, Treasurer of each Pledgor listed above on behalf of each such Pledgors

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT, TRADEMARK

AND COPYRIGHT SECURITY AGREEMENT]

PLEDGORS: CONSOL FINANCIAL INC.

By:	/s/ Christopher C. Jones
Name: Christopher C. Jones
Title: Treasurer and Assistant Secretary

CNX LAND RESOURCES INC. MTB INC. TERRA FIRMA COMPANY

By:	/s/ Robert P. King
Name: Robert P. King
Title: President of each Pledgor listed above on behalf of each such entity

CONSOL ENERGY SALES COMPANY

By:	/s/ Robert F. Pusateri
Name: Robert F. Pusateri
Title: President and CEO

RESERVE COAL PROPERTIES COMPANY

By:	/s/ Dennis R. McCracken
Name: Dennis R. McCracken
Title: Vice President

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT, TRADEMARK

AND COPYRIGHT SECURITY AGREEMENT]

PLEDGORS: CONSOL DOCKS INC.

By:	/s/ James C. Grech
Name: James C. Grech
Title: President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ Daniel S. Cangilla
Name: Daniel S. Cangilla
Title: Treasurer

CONSOL OF WV LLC

By:	/s/ Guy J. Dreskler
Name: Guy J. Dreskler
Title: Manager

[SIGNATURE PAGE—AMENDED AND RESTATED PATENT, TRADEMARK

AND COPYRIGHT SECURITY AGREEMENT]

COLLATERAL TRUSTEE: WILMINGTON TRUST COMPANY, as Collateral Trustee

By:	/s/ James A. Hanley
Name: James A. Hanley
Title: Assistant Vice President

SCHEDULE A

TO

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

LIST OF REGISTERED PATENTS, TRADEMARKS,

TRADE NAMES AND COPYRIGHTS

I.    PATENTS

GRANTOR	PATENT TITLE	COUNTRY	PATENT NO.	FILING DATE	ISSUE DATE
CONSOL Energy Inc.	Method and Apparatus for Separation Measurement and Alignment System	United States	5,185,935	7/11/91	2/16/93

CONSOL Energy Inc.	Method for Providing Temporary Support for an Extended Conveyor Belt	United States	5,938,004	2/14/97	8/17/99

CONSOL Energy Inc.	An Air Flow Reversal Prevention Door Assembly	United States	5,921,862	1/30/98	7/13/99

CONSOL Energy Inc.	Apparatus and Method for Temporary Support and Isolation for a Conveyor Belt	United States	6,659,269	7/27/00	12/9/03

II.    TRADEMARKS

GRANTOR	COUNTRY	MARK	REG. NO.	ISSUE DATE
CONSOL Energy Inc.	United States	CONSOL ENERGY	2,756,594	8/26/03
CONSOL Energy Inc.	United States	CE CONSOL ENERGY (with design)	2,756,595	8/26/03
CONSOL Energy Inc.	United States	CE (design)	75,924,233	2/22/00

III.    TRADE NAMES

CONSOL Energy Inc.

Central Ohio Coal Company

CNX Land Resources Inc.

CNX Marine Terminals Inc.

Conrhein Coal Company

Consol Docks Inc.

CONSOL Energy Sales Company

CONSOL Financial Inc.

CONSOL of Canada Inc.

CONSOL of Central Pennsylvania LLC

CONSOL of Kentucky Inc.

CONSOL of Ohio LLC

CONSOL of WV LLC

CONSOL of Wyoming LLC

Consol Pennsylvania Coal Company LLC

CONSOLIDATION COAL COMPANY

Eighty-Four Mining Company

Helvetia Coal Company

ISLAND CREEK COAL COMPANY

J.A.R. Barge Lines, LLC

Keystone Coal Mining Corporation

Laurel Run Mining Company

Leatherwood, Inc.

McELROY COAL COMPANY

Mon River Towing, Inc.

MTB Inc.

RESERVE COAL PROPERTIES COMPANY

Rochester & Pittsburgh Coal Company

SOUTHERN OHIO COAL COMPANY

Terra Firma Company

TWIN RIVERS TOWING COMPANY

Windsor Coal Company

WOLFPEN KNOB DEVELOPMENT COMPANY

IV.    REGISTERED COPYRIGHTS

None